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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                 February 19, 1996


                             CUC INTERNATIONAL INC.
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             (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                       1-10308                   06-0918165
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(State or Other                  (Commission             (I.R.S. Employer
Jurisdiction                     File Number)            Identification No.)
of Incorporation)


                 707 SUMMER STREET, STAMFORD, CONNECTICUT 06901
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               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 324-9261
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

        A.     Acquisition of Davidson & Associates, Inc.

               As previously reported, effective on February 19, 1996, CUC International Inc. (the "Company") and its wholly-owned subsidiary, Stealth Acquisition I Corp. ("Davidson Merger Sub"), entered into an Agreement and Plan of Merger (the "Davidson Merger Agreement") with Davidson & Associates, Inc. ("Davidson"), pursuant to which the Company, Davidson Merger Sub and Davidson have agreed to consummate a merger whereby, upon the terms and subject to the conditions set forth in the Davidson Merger Agreement, Davidson Merger Sub will be merged with and into Davidson with Davidson as the surviving corporation of such merger (the "Davidson Merger"). Pursuant to the Davidson Merger Agreement, among other things, each share of the common stock, $0.00025 par value, of Davidson (the "Davidson Common Stock") issued and outstanding immediately prior to the effective time of the Davidson Merger (other than shares held by the Company, Davidson Merger Sub or any other subsidiary of the Company or by any subsidiary of Davidson, or shares as to which dissenters' rights are granted and properly exercised under applicable California law) will, by virtue of the Davidson Merger, be converted into 0.85 of a share of the common stock, $0.01 par value, of the Company. Consummation of the Davidson Merger is subject to certain customary closing conditions, including the expiration of any applicable waiting period under the Hart-Scott- Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and the approval of the holders of Davidson Common Stock.

               Effective on February 19, 1996, the Company and certain holders (which include Davidson's Chairman and Chief Executive Officer, and President, respectively, and certain trusts for which such persons serve as fiduciaries) of approximately 75% of the outstanding Davidson Common Stock, entered into a shareholders agreement (the "Davidson Shareholders Agreement"), pursuant to which such holders have agreed to vote their shares at the meeting of holders of Davidson Common Stock (the "Davidson Shareholders Meeting") for adoption of the Davidson Merger Agreement and against certain other transactions which could impede or delay consummation of the Davidson Merger. The affirmative vote of the holders of a majority of the outstanding Davidson Common Stock is necessary to adopt the Merger Agreement. Accordingly, assuming that the aforementioned shareholders vote for adoption of the Davidson Merger Agreement at the Davidson Shareholders Meeting, such adoption would be assured irrespective of the votes cast by any other shareholder of Davidson.




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        B.     Acquisition of Sierra On-Line, Inc.

               As previously reported, effective on February 19, 1996, the Company and its wholly-owned subsidiary, Larry Acquisition Corp. ("Sierra Merger Sub"), entered into an Agreement and Plan of Merger (the "Sierra Merger Agreement") with Sierra On-Line, Inc. ("Sierra") pursuant to which, upon the terms and subject to the conditions set forth in the Sierra Merger Agreement, the Company, Sierra Merger Sub and Sierra have agreed to consummate a merger whereby, upon the terms and subject to the conditions of the Sierra Merger Agreement, Sierra Merger Sub will be merged with and into Sierra with Sierra as the surviving corporation of such merger (the "Sierra Merger"). Pursuant to the Sierra Merger Agreement, among other things, each share of the common stock, $0.01 par value, of Sierra (the "Sierra Common Stock") issued and outstanding immediately prior to the effective time of the Sierra Merger (other than shares held by the Company, Sierra Merger Sub or any other subsidiary of the Company or by any subsidiary of Sierra) will, by virtue of the Sierra Merger, be converted into 1.225 shares of the common stock, $0.01 par value, of the Company. Consummation of the Sierra Merger is subject to certain customary closing conditions, including the expiration of any applicable waiting period under the HSR Act and the approval of the holders of Sierra Common Stock.

               Effective on February 19, 1996, the Company and certain holders (which include the Chairman and Chief Executive Officer, and a director, respectively, of Sierra) of approximately 8% of the outstanding Sierra Common Stock entered into a shareholders' agreement (the "Sierra Shareholders Agreement"), pursuant to which such holders have agreed to vote their shares at the meeting of holders of Sierra Common Stock for adoption of the Sierra Merger Agreement and against certain other transactions which would impede or delay consummation of the Sierra Merger. The affirmative vote of the holders of a majority of the outstanding Sierra Common Stock is necessary to adopt the Merger Agreement.

               A lawsuit styled: Meridian Capital Funding, Inc. v. Sierra
                                 ----------------------------------------
On-Line, Inc. et. al. (Civil Action No. 14848) has been filed in the Court of
---------------------
Chancery for the State of Delaware. The class action lawsuit was brought on behalf of the public shareholders of Sierra and names Sierra, each of Sierra's individual directors and CUC International as party defendants. The lawsuit alleges various violations of such directors' fiduciary duties to Sierra's shareholders in connection with the proposed Sierra Merger. The plaintiffs, among other things, are seeking to enjoin consummation of the proposed Sierra Merger and other forms of equitable relief and, in the event of such consummation, monetary damages in an unspecified amount.

               Consummation of the Davidson Merger is not conditioned upon consummation of the Sierra Merger, and consummation of the Sierra Merger is not conditioned upon consummation of the Davidson Merger.

               The foregoing descriptions of the Davidson Merger Agreement, the Sierra Merger Agreement, the Davidson Shareholders Agreement and the Sierra Shareholders Agreement are qualified in their entirety by reference to the complete texts of such agreements which are filed herewith as Exhibits 2(a), 2(b), 10(a) and

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10(b), respectively, to this Current Report on Form 8-K, and which texts are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

               (c)    Exhibits

               2(a)    Agreement and Plan of Merger, dated as of February
19, 1996, by and among Davidson & Associates, Inc., CUC International Inc. and Stealth Acquisition I Corp.

               2(b)    Agreement and Plan of Merger, dated as of February
19, 1996, by and among Sierra On-Line, Inc., CUC International Inc. and Larry Acquisition Corp.

               10(a)   Shareholders Agreement, dated as of February 19,
1996, by and among CUC International Inc. and each of the other parties signature thereto.

               10(b)   Shareholders Agreement, dated as of February 19,
1996, by and among CUC International Inc. and each of the other parties signature thereto.




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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CUC INTERNATIONAL INC.



                                     By:    /s/ E. Kirk Shelton
                                            -------------------
                                     Name:      E. Kirk Shelton
                                     Title:     President and Chief
                                                  Operating Officer

Dated:  March 11, 1996





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                                  EXHIBIT INDEX


Exhibit No.                                                       Page No.
-----------                                                       --------

2(a)                  Agreement and Plan of Merger,
                      dated as of February 19, 1996, by and
                      among Davidson & Associates, Inc.,
                      CUC International Inc. and Stealth
                      Acquisition I Corp.

2(b)                  Agreement and Plan of Merger,
                      dated as of February 19, 1996, by
                      and among Sierra On-Line, Inc.,
                      CUC International Inc. and
                      Larry Acquisition Corp.

10(a)                 Shareholders Agreement, dated as
                      of February 19, 1996, by and among CUC
                      International Inc. and each of
                      the other parties signature thereto.

10(b)                 Shareholders Agreement, dated as of
                      February 19, 1996, by and among CUC
                      International Inc. and each of
                      the other parties signature thereto.





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